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EXHIBIT 3.4

CERTIFICATE                                  NUMBER:  194694
OF CHANGE OF NAME

COMPANY ACT

CANADA
PROVINCE OF BRITISH COLUMBIA

I Hereby Certify that

                CONSOLIDATED NEWJAY RESOURCES LTD.

has this day changed its name to

                     INDO-PACIFIC ENERGY LTD.

Issued under my hand at Victoria, British Columbia on May 09,
1995

                              /s/ John S. Powell
                              ------------------------------
                              JOHN S. POWELL
                              Registrar of Companies